LEGG MASON FUND ADVISER, INC.
                                 CODE OF ETHICS

                                    July 2005




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                                TABLE OF CONTENTS

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         Topic                                                                        Page

I. Introduction 1

         A. Individuals Covered by the Code                                             1

         B. Compliance with Applicable Law                                              1

         C. Fiduciary Duty                                                              1

                  1.       Clients Come First                                           1
                  2.       Avoid Taking Advantage                                       1
                  3.       Comply with the Code                                         1

         D. Duty to Report Violations 1

E.       Acknowledgement of Receipt; Initial and Period Disclosure
                  of Personal Holdings by Access Persons                                1

II.      Personal Securities Transactions Involving Reportable Funds                    2

         A. Reporting Requirements for Transactions in Reportable Funds                 2

         B. Pre-clearance Of Transactions in Legg Mason/Western Funds                   2

                  1. General Requirement                                                2
                  2. Legg Mason/Western Fund Trade Authorization
                     Request Forms                                                      2
                  3. Review of Form                                                     2
                  4. Length of Trade Authorization Approval                             3
                  5. No Explanation Required for Refusals                               3

         C.       Execution of Transactions in Legg Mason/Western Funds                 3

         D.       Prohibited Transactions in Legg Mason/Western Funds                   3
                  1.       60 Day Holding Period                                        3
                  2.       Other Prohibited Trading                                     3

         E.       Exemptions for Transactions in Legg Mason/Western Funds               4

                  1. Exemptions from Pre-clearance                                       4

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                     a.  Transactions in Certain 401(k) Accounts                        4

                  2. Exemptions from Pre-clearance and Treatment as a
                     Prohibited Transaction                                             4

                     a.  Legg Mason/Western Money Market Funds                          4
                     b.  No Knowledge                                                   4
                     c.  Automatic Investment Plans                                     4
                     d.  Certain 401(k) Account Reallocations                           4

III. Personal Securities Transactions Not Involving Legg Mason/Western Funds            5

         A.       Reporting Requirements                                                5
                  1. Transaction and Periodic Statement Reporting
                     Requirements                                                       5
                  2. Disclaimers                                                        5
                  3. Availability of Reports                                            6

         B. Pre-clearance Requirements for Access Persons                                6

                  1. General Requirement                                                6
                  2. Trade Authorization Request Forms                                  6
                  3. Review of Form                                                     6
                  4. Length of Trade Authorization Approval                             7
                  5. No Explanation Required for Refusals                               7

         C. Execution of Personal Securities Transactions                               7

         D. Prohibited Transactions                                                     7

                  1. Always Prohibited Securities Transactions                          7

                     a. Inside Information                                              7
                     b. Market Manipulation                                             7
                     c. Others                                                          8

                  2. Generally Prohibited Securities Transactions 8

                     a. Initial Public Offerings                                        8
                     b. One Day Blackout                                                8
                     c. Private Placements                                              8

         E. Exemptions                                                                  8

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                  1. Exemptions from Pre-clearance and Treatment as
                     a Prohibited Transaction                                           8

                     a. Mutual Funds                                                    8
                     b. No Knowledge                                                    8
                     c. Legg Mason, Inc. Stock                                          9
                     d. Certain Corporate Actions                                       9
                     e. Automatic Investment Plans                                      9
                     f. Option-Related Activity                                         9
                     g. Commodities, Futures, and Options
                        on Futures                                                      9
                     h. Rights                                                          9
                     i. Miscellaneous                                                   9

                  2. Exemption from Treatment as a Prohibited Transaction               9

                     a. De Minimis Transactions                                         10

                        i. Equity Securities                                            10
                        ii.Fixed Income Securities                                      10

                     b. Options on Broad-Based Indices                                  10

IV. Fiduciary Duties                                                                    10

         A. Confidentiality                                                             10

         B. Gifts                                                                       10

            1. Accepting Gifts                                                          10
            2. Solicitation of Gifts                                                    11
            3. Giving Gifts                                                             11

         C. Corporate Opportunities                                                     11

         D. Undue Influence                                                             11

         E. Service as a Director                                                       11

V.       Compliance with the Code of Ethics                                             11

         A. Code of Ethics Review Committee                                             11

            1. In General                                                               11
            2. Investigating Violations of the Code                                     11

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         B. Remedies                                                                    12

            1. Sanctions                                                                12
            2. Sole Authority                                                           12

         C. Exceptions to the Code                                                      12

         D. Inquiries Regarding the Code                                                12

VI. Definitions                                                                         13

         "Access Person"                                                                13
         "Automatic Investment Plan                                                     13
         "Beneficial Interest"                                                          13
         "Code"                                                                         14
         "Equivalent Security"                                                          14
         "Immediate Family"                                                             14
         "Legal and Compliance Department"                                              14
         "Legg Mason Wood Walker"                                                       14
         "Legg Mason/Western Fund"                                                      15
         "LMFA"                                                                         15
         "Pre-clearance Officer"                                                         15
         "Private Placement"                                                            15
         "Reportable Fund"                                                              15
         "Securities Transaction"                                                       15
         "Security"                                                                     15

VII. Appendices to the Code                                                             18

         Appendix 1  -      Contact Persons                                             i
         Appendix 2  -      Acknowledgement of Receipt of Code of Ethics
                            and Personal Holdings Report                                ii
         Appendix 3A -      Legg Mason/Western Fund Trade Authorization Request         iv
         Appendix 3B -      Trade Authorization Request for Access Persons              v
         Appendix 4  -      Certification of Access Person's Designee                   vi
         Appendix 5  -      [Reserved]
         Appendix 6  -      Form Letter to Broker, Dealer or Bank                       viii
         Appendix 7  -      Certification of No Beneficial Interest                     ix
         Appendix 8  -      New Account(s) Report                                       x
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I.       INTRODUCTION

A. Individuals Covered by the Code. All Access Persons(1) are subject to the provisions of this Code unless they are covered by another code of ethics that has been approved by the LMFA's Chief Compliance Officer.

B. Compliance with Applicable Law. All Access Persons must comply with the Federal Securities Laws that apply to the business of LMFA.

C. Fiduciary Duty. The Code is based on the principle that Access Persons owe a fiduciary duty to the clients of LMFA and must avoid activities, interests and relationships that might interfere with making decisions in the best interests of any of LMFA's clients. As fiduciaries, Access Persons must at all times comply with the following principles:

         1. Clients Come First. Access Persons must scrupulously avoid serving their personal interests ahead of the interests of LMFA's clients. An Access Person may not induce or cause a client to take action, or not to take action, for the Access Person's personal benefit, rather than for the benefit of the client. For example, an Access Person would violate this Code by causing a client to purchase a Security the Access Person owned for the purpose of increasing the price of that Security.

         2. Avoid Taking Advantage. Access Persons may not use their knowledge of open, executed, or pending portfolio transactions to profit by the market effect of such transactions, nor may they use their knowledge of a Reportable Fund's portfolio holdings to engage in short-term trading of that Fund. In addition, since the receipt of investment opportunities, perquisites, or gifts from persons seeking business with a LMFA or a client could call into question the exercise of an Access Person's independent judgment, all Access Persons must comply with the provisions of the Code relating to these activities.

         3. Comply with the Spirit of the Code. Doubtful situations should be resolved in favor of the clients of LMFA. Technical compliance with the Code's procedures will not automatically insulate from scrutiny any Securities Transactions that indicate an abuse of fiduciary duties.

D. Duty to Report Violations. Access Persons must promptly report all violations of this Code to the Legal & Compliance Department. The Legal & Compliance Department shall promptly report all such violations to LMFA's Chief Compliance Officer.

E. Acknowledgement of Receipt; Initial and Periodic Disclosure of Personal Holdings by Access Persons. Within ten (10) days of being designated as an
--------------------------
(1) Capitalized words are defined in Section VI (Definitions).

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     Access  Person and  thereafter  on an annual  basis,  an Access Person must acknowledge receipt and review of the Code and disclose all Securities in which such Access Person has a Beneficial Interest on the Acknowledgement of Receipt of Code of Ethics and Personal Holdings Report (Appendix 2).


II.      PERSONAL SECURITIES TRANSACTIONS INVOLVING REPORTABLE FUNDS

A. Reporting Requirements for Transactions in Reportable Funds. Each Access Person must arrange for the Legal & Compliance Department to receive directly from Legg Mason Wood Walker (or the Access Person's other approved brokerage firm) duplicate copies of each confirmation for each transaction involving a Reportable Fund and periodic statements for each account in which such Access Person has a Beneficial Interest and that holds Reportable Funds. Access Persons will not be required to arrange for the delivery of duplicate copies of 401(k) participant account statements if their 401(k) plan has been exempted pursuant to the provisions of Section II.E.1.a of this Code.

B.   Pre-clearance of Transactions in Legg Mason/Western Funds.

         1. General Requirement. Except for those transactions exempted by Section II.E, a Pre-clearance Officer must pre-clear each Securities Transaction (including any exchange) in which an Access Person has or acquires a Beneficial Interest in a Legg Mason/Western Fund.

         2.       Legg Mason/Western Fund Trade Authorization Request Forms.

                  a. Prior to entering an order for a Securities Transaction (including any exchange) involving a Legg Mason/Western Fund, the Access Person must complete a Legg Mason/Western Fund Trade Authorization Request form (Appendix 3A) and submit the completed form to a Pre-clearance Officer. The form requires Access Persons to provide certain information and to make certain representations.

                  b. In the event an Access Person is unable to complete a Legg Mason/Western Fund Trade Authorization Request form, the Access Person may designate another individual to complete the form on his or her behalf. The Access Person's designee should complete the form and the Certification of Access Person's Designee (Appendix 4) and submit both forms to a Pre-clearance Officer.

                  c.       Proposed Securities Transactions for a
                           Pre-clearance Officer must be submitted to another Pre-clearance Officer for approval.

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         3.       Review of Form. After receiving a completed Legg
                  Mason/Western Fund Trade Authorization Request form, a Pre-clearance Officer will (a) review the information set forth in the form, (b) review information regarding past transactions by the Access Person in the relevant Fund(s), as necessary, and (c) as soon as reasonably practicable, determine whether to authorize the proposed Securities Transaction. The granting of authorization, and the date and time that authorization was granted must be reflected on the form. The Pre-clearance Officer should keep one copy of the completed form for the Appropriate Compliance Department and provide one copy to the Access Person seeking authorization.

                  No order may be placed prior to the receipt by the Access Person of written authorization of the transaction by a Pre-clearance Officer. Verbal approvals are not permitted.

         4. Length of Trade Authorization Approval. The authorization provided by a Pre-clearance Officer is effective until the earlier of (a) its revocation,
                  (b) the close of business on the next trading day immediately following the day on which the authorization is granted (for example, if authorization is provided on a Monday, it is effective until the close of business on Tuesday), or
                  (c) the moment the Access Person learns that the information in the Legg Mason/Western Fund Trade Authorization Request form is not accurate. If the order for the Securities Transaction is not placed within that period, a new authorization must be obtained before the Securities Transaction is placed.

         5. No Explanation Required for Refusals. In some cases, a Pre-clearance Officer may refuse to authorize a Securities Transaction involving a Legg Mason/Western Fund for a reason that is confidential. Pre-clearance Officers are not required to give an explanation for refusing any authorization request.

C. Execution of Transactions in Legg Mason/Western Funds. Unless an exception is provided in writing by the Legal & Compliance Department, all transactions in Legg Mason/Western Funds shall be executed through Legg Mason Wood Walker.

D.   Prohibited Transactions in Legg Mason/Western Funds.

         1. 60 Day Holding Period. No Access Person may sell (or exchange out of) shares of a Legg Mason/Western Fund in which the Access Person has a Beneficial Interest within sixty (60) calendar days of a purchase of (or exchange into) shares of the same Legg Mason/Western Fund for the same account, including any individual retirement account or 401(k) participant account.

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         2.       Other Prohibited Trading. No Access Person may use his or her
                  knowledge of the portfolio holdings of a Legg Mason/Western Fund to engage in a short-term trading strategy involving such Fund that in the sole discretion of a Pre-clearance Officer may conflict with the best interests of the Fund and its shareholders.

E.   Exemptions for Transactions in Legg Mason/Western Funds.

         1. Exemptions from Pre-clearance. The following Securities Transactions involving Legg Mason/Western Funds are exempt from the pre-clearance requirements set forth in Section II.B:

                  a. Transactions in Certain 401(k) Accounts. Acquisitions or sales of Legg Mason/Western Funds through an Access Person's 401(k) participant account; provided, the Legal & Compliance Department has (i) determined that the 401(k) plan has established adequate safeguards to ensure that trading in the Legg Mason/Western Funds by Access Persons will be conducted in a manner that is in substantial compliance with the provisions of this Code, and (ii) notified the Access Person's employer that all participant transactions in the 401(k) plan will be exempt from pre-clearance.

         2. Exemptions from Pre-clearance and Treatment as a Prohibited Transaction. The following Securities Transactions involving Legg Mason/Western Funds are exempt from the pre-clearance requirements set forth in Section II.B and the prohibited transaction restrictions set forth in Section II.D:

                  a.       Legg Mason/Western Money Market Funds.
                           Acquisitions or sales of Legg Mason/Western
                           Funds that are money market funds.

                  b. No Knowledge. Acquisitions or sales of Legg Mason/Western Funds where the Access Person has no knowledge of the transaction before it is completed (for example, transactions effected for an Access Person by a trustee of a blind trust, or discretionary trades made by an investment manager retained by the Access Person, in connection with which the Access Person is neither consulted nor advised of the trade before it is executed);

                  c. Automatic Investment Plans. Acquisitions or sales of Legg Mason/Western Funds pursuant to an Automatic Investment Plan that has previously been approved by a Pre-clearance Officer.

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                  d.       Certain 401(k) Account Reallocations. Acquisitions or
                           sales of Legg Mason/Western Funds through an Access Person's 401(k) participant account that result from a reallocation of an Access Person's current account that does not materially alter the percentage of the account that is invested in a particular
                           Legg Mason/Western Fund (for example, if an Access Person rebalances his or her current holdings to counteract the impact of market appreciation, the resulting transactions in any underlying
                           Legg Mason/Western Funds, if not material in relation to the overall composition of the account, would not be subject to pre-clearance or the prohibited transaction restrictions). The standards for applying this exemption must be approved in writing by the Legal & Compliance Department.

III.     PERSONAL SECURITIES TRANSACTIONS NOT INVOLVING LEGG MASON/WESTERN FUNDS


A.   Reporting Requirements

         1.       Transaction and Periodic Statement Reporting Requirements.
                  An Access Person must arrange for the Legal & Compliance Department to receive directly from any broker, dealer, or bank that effects any Securities Transaction in which the Access Person has or acquires a Beneficial Interest, duplicate copies of each confirmation for each such transaction and periodic statements for each account in which such Access Person has a Beneficial Interest. Unless a written exception is granted by a Pre-clearance Officer, an Access Person must also arrange for the Legal & Compliance Department to receive directly from any mutual fund that effects any Securities Transaction in which the Access Person has or acquires a Beneficial Interest duplicate copies of periodic statements (no less frequently than quarterly) for each account in which such Access Person has a Beneficial Interest. Attached as Appendix 6 is a form of letter that may be used to request such documents from such entities.

                  If an Access Person opens an account at a broker, dealer, bank, or mutual fund that has not previously been disclosed, the Access Person must immediately notify the Legal & Compliance Department in writing of the existence of the account and make arrangements to comply with the requirements set forth herein. Access Persons may (but are not required to) report the opening of a new account by completing the New Account(s) Report that is attached as Appendix 8.

                  If an Access Person is not able to arrange for duplicate confirmations and periodic statements to be sent, the Access Person must immediately notify the

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                  Legal & Compliance Department.

         2. Disclaimers. Any report of a Securities Transaction for the benefit of a person other than the individual in whose account the transaction is placed may contain a statement that the report should not be construed as an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the Security to which the report relates.

         3. Availability of Reports. All information supplied pursuant to this Code may be made available for inspection to the board of directors of each company employing the Access Person, the Board of Directors of each Reportable Fund, the Code of Ethics Review Committee, the Legal & Compliance Department, Pre-clearance Officers, the Access Person's department manager (or designee), any party to which any investigation is referred by any of the foregoing, the Securities Exchange Commission, any self-regulatory organization of which Legg Mason, Inc. or its affiliates is a member, any state securities commission, and any attorney or agent of the foregoing or of the Reportable Funds.

B.   Pre-clearance Requirements for Access Persons.

         1. General Requirement. Except for the transactions specified in Section III.E.1, any Securities
                  Transaction in which an Access Person has or acquires a Beneficial Interest must be pre-cleared with a Pre-clearance Officer.

         2.       Trade Authorization Request Forms.

                  a. Prior to entering an order for a Securities Transaction that requires pre-clearance, the Access Person must complete a Trade Authorization Request form (Appendix 3B) and submit the completed form to a Pre-clearance Officer. The form requires Access Persons to provide certain information and to make certain representations.

                  b. In the event an Access Person is unable to complete a Trade Authorization Request form, the Access Person may designate another individual to complete the form on his or her behalf. The Access Person's designee should complete the Trade Authorization Request form and the Certification of Access Person's Designee (Appendix 4) and submit both forms to a Pre-clearance Officer.

                  c.       Proposed Securities Transactions of a
                           Pre-clearance Officer that require

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                           pre-clearance must be submitted to another
                           Pre-clearance Officer.

         3. Review of Form. After receiving a completed Trade Authorization Request form, a Pre-clearance Officer will (a) review the information set forth in the form, (b) review information regarding past, pending, and contemplated transactions by any relevant Fund, as necessary, and (c) as soon as reasonably practicable, determine whether to authorize the proposed Securities Transaction. The granting of authorization, and the date and time that authorization was granted, must be reflected on the form. The Pre-clearance Officer should keep one copy of the completed form for the Legal & Compliance Department and provide one copy to the Access Person seeking authorization.

                  No order for a securities transaction for which pre-clearance authorization is required may be placed prior to the receipt by the Access Person of written authorization of the transaction by a pre-clearance officer. Verbal approvals are not permitted.

         4. Length of Trade Authorization Approval. The authorization provided by a Pre-clearance Officer is effective until the earlier of (a) its revocation, (b) the close of business on the next trading day immediately following the day on which the authorization is granted (for example, if authorization is provided on a Monday, it is effective until the close of business on Tuesday), or (c) the moment the Access Person learns that the information in the Trade Authorization Request form is not accurate. If the order for the Securities Transaction is not placed within that period, a new authorization must be obtained before the Securities Transaction is placed. If the Securities Transaction is placed but has not been executed before the authorization expires (as, for example, in the case of a limit order), no new authorization is necessary unless the person placing the original order for the Securities Transaction amends it in any way, or learns that the information in the Trade Authorization Request form is not accurate.

         5. No Explanation Required for Refusals. In some cases, a Pre-clearance Officer may refuse to authorize a Securities Transaction for a reason that is confidential. Pre-clearance Officers are not required to give an explanation for refusing to authorize any Securities Transaction.

C. Execution of Personal Securities Transactions. Unless an exception is provided in writing by the Legal & Compliance Department, all transactions in Securities subject to the pre-clearance requirements shall be executed through Legg Mason Wood Walker.

D.   Prohibited Transactions.

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         1.       Always Prohibited Securities Transactions. The
                  following Securities Transactions are prohibited and will not be authorized under any circumstances:

                  a. Inside Information. Any transaction in a Security by an individual who possesses material nonpublic information regarding the Security or the issuer of the Security;

                  b. Market Manipulation. Transactions intended to raise, lower, or maintain the price of any Security or to create a false appearance of active trading;

                  c. Others. Any other transaction deemed by the Pre-clearance Officer to involve a conflict of interest, possible diversions of corporate opportunity, or an appearance of impropriety.

         2. Generally Prohibited Securities Transactions. Unless exempted by Section III.E, the following Securities Transactions are prohibited and will not be authorized by a Pre-clearance Officer absent exceptional circumstances.

                  a. Initial Public Offerings. Any purchase of a Security by access Persons in an initial public offering (other than a new offering of a registered open-end investment company);

                  b. One Day Blackout. Any purchase or sale of a Security by an Access Person on any day during which any LMFA client has a pending buy or sell order, or has effected a buy or sell transaction, in the same Security (or Equivalent Security);

                  c. Private Placements. Acquisition of a Beneficial Interest in Securities in a Private Placement by Access Persons is strongly discouraged. A Pre-clearance Officer will give permission only after considering, among other facts, whether the investment opportunity should be reserved for a client of LMFA and whether the opportunity is being offered to the person by virtue of the person's position as an Access Person.
                           Access Persons who have acquired a
                           Beneficial Interest in Securities in a
                           Private Placement are required to disclose their Beneficial Interest to the Legal & Compliance Department.

E.   Exemptions.

         1. Exemptions from Pre-clearance and Treatment as a Prohibited Transaction. The following Securities

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                  Transactions are exempt from the pre-clearance
                  requirements set forth in Section III.B. and the prohibited transaction restrictions set forth in
                  Section III.D.2:

                  a. Mutual Funds. Any purchase or sale of a Security issued by any registered open-end investment companies other than a Legg Mason/Western Fund (including College Savings Plans established under Section 529(a) of the Internal Revenue Code known as "Section 529 Plans" regardless of whether they offer Legg Mason/Western Funds);

                  b. No Knowledge. Securities Transactions where the Access Person has no knowledge of the transaction before it is completed (for example, Securities Transactions effected for an Access Person by a trustee of a blind trust, or discretionary trades made by an investment manager retained by the Access Person, in connection with which the Access Person is neither consulted nor advised of the trade before it is executed);

                  c. Legg Mason, Inc. Stock. Any purchase or sale of Legg Mason, Inc. stock.

                  d. Certain Corporate Actions. Any acquisition of Securities through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of Securities;

                  e. Automatic Investment Plans. Any acquisition or sale of a security pursuant to an Automatic Investment Plan that has previously been approved by the Legal & Compliance Department pursuant to the Code.

                  f. Options-Related Activity. Any acquisition or disposition of a security in connection with an option-related Securities Transaction that has been previously approved pursuant to the Code. For example, if an Access Person receives approval to write a covered call, and the call is later exercised, the provisions of Sections III.B and III.D are not applicable to the sale of the underlying security.

                  g. Commodities, Futures, and Options on Futures. Any Securities Transaction involving commodities, futures (including currency futures and futures on securities comprising part of a broad-based, publicly traded market based index of stocks) and options on futures.

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                  h.       Rights. Any acquisition of Securities
                           through the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent the rights were acquired in the issue; and

                  i. Miscellaneous. Any transaction in the following: (1) bankers acceptances, (2) bank certificates of deposit, (3) commercial paper, (4) repurchase agreements, (5) Securities that are direct obligations of the U.S. Government, and (6) other Securities as may from time to time be designated in writing by the Code of Ethics Review Committee on the ground that the risk of abuse is minimal or non-existent.

         2. Exemption from Treatment as a Prohibited Transaction. The following Securities Transactions are exempt from the prohibited transaction restrictions that are set forth in Section III.D.2. They are not exempt from the pre-clearance requirements set forth in Section
                  III.B:

                  a. De Minimis Transactions. The prohibitions in Section III.D.2.b are not applicable to the following transactions:

                           i. Equity Securities. Any equity Security Transaction, or series of related transactions, effected over a thirty (30) calendar day period, involving 1000 shares or less in the aggregate if the issuer of the Security is listed on the New York
                                   Stock Exchange or has a market
                                   capitalization in excess of $1 billion.

                           ii. Fixed-Income Securities. Any fixed income Security Transaction, or series of related transactions, effected over a thirty (30) calendar day period, involving $100,000 principal amount or less in the aggregate.

                  b.       Options on Broad-Based Indices. The prohibitions in
                           Section III.D.2.b are not applicable to any Securities Transaction involving options on certain broad-based indices designated by the Legal & Compliance Department. The broad-based indices designated by the Legal & Compliance Department may be changed from time to time and presently consist of the S&P 500, the S&P 100, NASDAQ 100, Nikkei 300, NYSE Composite, and Wilshire Small Cap indices.

IV.      FIDUCIARY DUTIES

A. Confidentiality. Access Persons are prohibited from revealing information relating to the investment intentions, activities or portfolios of LMFA's clients, except to persons whose responsibilities require knowledge of the information.

B.   Gifts. The following provisions on gifts apply to all Access Persons.

         1. Accepting Gifts. On occasion, because of their position with LMFA, Access Persons may be offered, or may receive without notice, gifts (including entertainment) from clients, brokers, vendors, or other persons not affiliated with such entities. Acceptance of extraordinary or extravagant gifts is not permissible. Any such gifts must be declined or returned in order to protect the reputation and integrity of LMFA. Entertainment (e.g., business meals and sporting events) may be accepted, provided such entertainment does not exceed what would be reasonable and customary under the circumstances of the business relationship. Other gifts of a nominal value (i.e., gifts whose reasonable value is no more than $100 a year) and promotional items (e.g., pens, mugs, T-shirts) may also be accepted.

                  If an Access Person receives any gift that might be prohibited under this Code, the Access Person must immediately inform the Legal & Compliance Department.

         2. Solicitation of Gifts. Access Persons may not solicit gifts or gratuities.

         3. Giving Gifts. Access Persons may not personally provide entertainment beyond what would be reasonable and customary under the circumstances of the business relationship, or give gifts with an aggregate value in excess of $100 per year, to persons associated with securities or financial organizations, including exchanges, other member organizations, commodity firms, news media, or clients of the firm.

C. Corporate Opportunities. Access Persons may not take personal advantage of any opportunity properly belonging to LMFA or any client of LMFA. For example, an Access Person should not acquire a Beneficial Interest in a Security of limited availability without first offering the opportunity to purchase such Security to LMFA for the clients of LMFA.

D. Undue Influence. Access Persons may not cause or attempt to cause any LMFA client to purchase, sell or hold any Security in a manner calculated to create any personal benefit to the Access Person. If an Access Person stands to benefit materially from an investment decision for a client, and the Access Person is making or participating in the investment decision, then the Access Person must disclose the potential benefit to those persons with authority to make investment decisions for the client (or, if the Access Person in question is a person with authority to make investment decisions for the client, to the Legal & Compliance Department). The person to whom the Access Person reports the interest, in consultation with the

     Legal & Compliance Department, must determine whether or not the Access Person will be restricted in making or participating in the investment decision.

E. Service as a Director. No Access Person may serve on the board of directors of a publicly-held company (other than Legg Mason, Inc. its affiliates, and the Legg Mason/Western Funds) absent prior written authorization by the Code of Ethics Review Committee. This authorization will rarely, if ever, be granted and, if granted, will normally require that the affected Access Person be isolated, through a Chinese Wall or other procedures, from those making investment decisions related to the issuer on whose board the Investment Person sits.

V.   COMPLIANCE WITH THE CODE OF ETHICS

A.   Code of Ethics Review Committee

         1. In General. This Code shall be administered by the Code of Ethic Review Committee established under the Legg Mason Funds Code of Ethics, as the same may be amended from time to time (the "LM Funds Code"). The Committee shall consist of the individuals appointed under the LM Funds Code and shall conduct its activities in accordance with the requirements of the LM Funds Code.

         2. Investigating Violations of the Code. The Legal & Compliance Department is responsible for investigating any suspected violation of the Code and shall report the results of each investigation to the Code of Ethics Review Committee. The Code of Ethics Review Committee is responsible for reviewing the results of any investigation of any reported or suspected violation of the Code.

B.   Remedies

         1. Sanctions. If the Code of Ethics Review Committee determines that an Access Person has committed a violation of the Code, the Committee may impose sanctions and take other actions as it deems appropriate, including a letter of caution or warning, suspension of personal trading rights, suspension of employment (with or without compensation), fine, civil referral to the Securities and Exchange Commission, criminal referral, and termination of the employment of the violator for cause. The Code of Ethics Review Committee may also require the Access Person to reverse the transaction in question and forfeit any profit or absorb any loss associated or derived as a result. The amount of profit shall be calculated by the Code of Ethics Review Committee and shall be forwarded to a charitable organization selected by the Code of Ethics Review Committee. No member of the Code of Ethics Review Committee may review his or her own transaction. The

                  Code of Ethics Review Committee can delegate authority to deal immediately with questions regarding, or violations of, the Code to a representative of the Legal & Compliance Department.

         2. Sole Authority. The Code of Ethics Review Committee has sole authority to determine the remedy for any violation of the Code, including appropriate disposition of any monies forfeited pursuant to this provision. In exercising such authority, the Code of Ethics Review Committee may delegate authority to determine remedies to a representative of the Appropriate Compliance Department; however, all such determinations will be subject to review and approval by the Code of Ethics Review Committee. Failure to promptly abide by a directive to reverse a trade or forfeit profits may result in the imposition of additional sanctions.

C. Exceptions to the Code. Although exceptions to the Code will rarely, if ever, be granted, the Legal & Compliance Department may grant exceptions to the requirements of the Code on a case by case basis if the Legal & Compliance Department finds that the proposed conduct involves negligible opportunity for abuse. All such exceptions must be in writing and must be reported as soon as practicable to the Code of Ethics Review Committee at their next regularly scheduled meeting after the exception is granted.

D. Inquiries Regarding the Code. The Legal & Compliance Department will answer any questions about this Code or any other compliance-related matters.

VI.      DEFINITIONS

         When used in the Code, the following terms have the meanings set forth below:

         "Access Person" means:

         (1)      every director or officer of LMFA;

         (2) every supervised person of a LMFA (a) who has access to nonpublic information regarding any client's purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any Reportable Fund, or (b) who is involved in making securities recommendations to clients or who has access to such recommendations that are nonpublic; and

         (3) such other persons as the Legal and Compliance Department shall designate.

         A "supervised person" shall mean any individual falling within the definition of a supervised person of LMFA, as such term is defined in Section 202(a)(25) of the Investment Advisers Act of 1940, as amended.

         Any uncertainty as to whether an individual is an Access Person should be brought to the attention of the Legal and Compliance Department. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "Access Person" found in Rule 204A-1 under the Investment Advisers Act of 1940, as amended.

         "Automatic Investment Plan" means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An Automatic Investment Plan includes a dividend investment plan, Legg Mason FutureFirst and automated payroll deduction investments by 401(k) participants.

         "Beneficial Interest" means the opportunity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, to profit, or share in any profit derived from, a transaction in the subject Securities.

         An Access Person is deemed to have a Beneficial Interest in the following:

         (1)      any Security owned individually by the Access Person;

         (2) any Security owned jointly by the Access Person with others (for example, joint accounts, spousal accounts, partnerships, trusts and controlling interests in corporations); and

         (3) any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if:

                  a. the Security is held in an account over which the Access Person has decision making authority (for example, the Access Person acts as trustee, executor, or guardian); or

                  b. the Security is held in an account for which the Access Person acts as a broker or investment adviser representative.

         In addition, an Access Person is presumed to have a Beneficial Interest in any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if the Immediate Family member resides in the same household as the Access Person. This presumption may be rebutted if the Access Person provides the Legal and Compliance Department with satisfactory assurances that the Access Person does not have an ownership interest, individual or joint, in the Security and exercises no influence or control over investment decisions made regarding the Security. Access Persons may use the form attached as Appendix 7 (Certification of No Beneficial Interest) in connection with such requests.

         Any uncertainty as to whether an Access Person has a Beneficial Interest in a Security should be brought to the attention of the Legal & Compliance Department. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "beneficial owner" found in Rules 16a-1(a) (2) and (5) promulgated under the Securities Exchange Act of 1934, as amended.

         "Code" means this Code of Ethics, as amended.

         "Equivalent Security" means any Security issued by the same entity as the issuer of a subject Security, including options, rights, stock appreciation rights, warrants, preferred stock, restricted stock, phantom stock, bonds, and other obligations of that company or security otherwise convertible into that security. Options on securities are included even if, technically, they are issued by the Options Clearing Corporation or a similar entity.

         "Immediate Family" of an Access Person means any of the following persons:

    child                           grandparent                son-in-law
    stepchild                       spouse                     daughter-in-law
    grandchild                      sibling                    brother-in-law
    parent                          mother-in-law              sister-in-law
    stepparent                      father-in-law

         Immediate Family includes adoptive relationships and other relationships (whether or not recognized by law) that the Legal and Compliance Department determines could lead to the possible conflicts of interest, diversions of corporate opportunity, or appearances of impropriety which this Code is intended to prevent.

         "Legal & Compliance Department" means the Legal & Compliance Department of Legg Mason, Inc. and the persons designated in Appendix 1, as such Appendix shall be amended from time to time.

         "Legg Mason Wood Walker" means Legg Mason Wood Walker, Incorporated

         "Legg Mason/Western Fund" mean (a) an investment company registered under the Investment Company Act of 1940 (or a portfolio or series thereof, as the case may be) that is part of the Legg Mason Family of Funds, including, but not limited to, each or all of the series in the Legg Mason Income Trust, Inc., Legg Mason Cash Reserve Trust, Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax Free Income Fund, Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Focus Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Investment Trust, Inc., and Legg Mason Charles Street Trust, Inc., (b) Western Asset Funds, Incorporated, (c) Pacific American Income Shares, Inc., (d) Western Asset Premier Bond Fund, (e) Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, and (f) Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2.

         "LMFA" means Legg Mason Fund Adviser, Inc.

         "Pre-clearance Officer" means each person designated as a Pre-clearance

Officer by the Code of Ethics Review Committee or a Code of Ethics Review Committee delegate.

         "Private Placement" means a Securities offering that is exempt from registration pursuant to Section 4(2) or Section 4(6) of the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to Rules 504, 505 or 506 of Regulation D under the Securities Act.

         "Reportable Fund" means (a) any investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), for which LMFA serves as an investment adviser, as defined in section 2(a)(20) of the Investment Company Act; or (b) any investment company registered under the Investment Company Act whose investment adviser or principal underwriter controls LMFA, is controlled by LMFA or is under common control with LMFA. For purposes of this definition, "control" has the same meaning as it does in
Section 2(a)(9) of the Investment Company Act.

         "Securities Transaction" means a purchase or sale of Securities in which an Access Person has or acquires a Beneficial Interest.

         "Security" includes stock, notes, bonds, debentures, and other evidences of indebtedness (including loan participations and assignments), limited partnership interests, investment contracts, and all derivative instruments of the foregoing, such as options and warrants. "Security" does not include futures or options on futures, but the purchase and sale of such instruments are nevertheless subject to the reporting requirements of the Code.

VII.     APPENDICES TO THE CODE

     The following appendices are attached to and are a part of the Code:

     Appendix 1.  Contact Persons;

     Appendix 2.  Acknowledgement of Receipt of Code of Ethics and Personal
                  Holdings Report;

     Appendix 3A. Legg Mason/Western Fund Trade Authorization Request;

     Appendix 3B. Trade Authorization Request for Access Persons;

     Appendix 4.  Certification of Access Person's Designee;

     Appendix 5.  [Reserved]

     Appendix 6.  Form Letter to Broker, Dealer, Bank, or Mutual Fund.

     Appendix 7.  Certification of No Beneficial Interest.

     Appendix 8.  New Account(s) Report.

                                   Appendix 1


                                 CONTACT PERSONS

LEGAL AND COMPLIANCE DEPARTMENT

     Gregory T. Merz
     Richard M. Wachterman

CODE OF ETHICS REVIEW COMMITTEE

     Gregory T. Merz
     Edward A. Taber, III
     Neil P. O'Callaghan
     Mark R. Fetting
     Deepak Chowdhury

                                   Appendix 2


    ACKNOWLEDGEMENT OF RECEIPT OF CODE OF ETHICS AND PERSONAL HOLDINGS REPORT

I acknowledge that I have received the Code of Ethics dated July, 2005 and represent that:

1. I have read the Code of Ethics and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

2. In accordance with the requirements of the Code, I will obtain prior written authorization for all Securities Transactions in which I have or acquire a Beneficial Interest, except for transactions exempt from pre-clearance under the Code.

3. In accordance with the requirements of the Code, I will report all non-exempt Securities Transactions in which I have or acquire a Beneficial Interest.

4. I agree to disgorge and forfeit any profits on prohibited transactions in accordance with the requirements of the Code.

5.   I will comply with the Code of Ethics in all other respects.

6.   The following is a list of all Securities in which I have a Beneficial
     Interest:

     (1) Provide the information requested below for each account that you maintain with a broker, dealer, bank, or mutual fund (including accounts you maintain at Legg Mason). Indicate "None" if appropriate.

---------------------------------------- -------------------------------------- --------------------------------------
   NAME OF BROKER, DEALER, BANK, OR
              MUTUAL FUND                            ACCOUNT TITLE                         ACCOUNT NUMBER
---------------------------------------- -------------------------------------- --------------------------------------


---------------------------------------- -------------------------------------- --------------------------------------


---------------------------------------- -------------------------------------- --------------------------------------


---------------------------------------- -------------------------------------- --------------------------------------


---------------------------------------- -------------------------------------- --------------------------------------


---------------------------------------- -------------------------------------- --------------------------------------


---------------------------------------- -------------------------------------- --------------------------------------


---------------------------------------- -------------------------------------- --------------------------------------

                     (Attach a separate sheet if necessary)

     (2) Attach the most recent account statement for each account identified above that is not maintained at Legg Mason Wood Walker, Incorporated.

     (3) If you own Beneficial Interests in Securities that are not listed on an attached account statement or in an account maintained at Legg Mason Wood Walker, Incorporated, list them below. Include private equity investments. Indicate "None" if appropriate.

---------------------- -------------------- -------------------- ---------------------------- -------------------------
   NAME OF BROKER,
  DEALER, BANK, OR                                                                                   NUMBER OF
     MUTUAL FUND          ACCOUNT TITLE       ACCOUNT NUMBER          NAME OF SECURITY        SHARES/PRINCIPAL AMOUNT
---------------------- -------------------- -------------------- ---------------------------- -------------------------


---------------------- -------------------- -------------------- ---------------------------- -------------------------


---------------------- -------------------- -------------------- ---------------------------- -------------------------


---------------------- -------------------- -------------------- ---------------------------- -------------------------


---------------------- -------------------- -------------------- ---------------------------- -------------------------


---------------------- -------------------- -------------------- ---------------------------- -------------------------


---------------------- -------------------- -------------------- ---------------------------- -------------------------


---------------------- -------------------- -------------------- ---------------------------- -------------------------

                      (Attach separate sheet if necessary)

7. (Investment Personnel Only) The following is a list of publicly held companies (other than Fund Advisers, their affiliates, and the Funds) on which I serve as a member of the board of directors. Indicate "NA" or "None" if appropriate.

------------------------------------------------------------ ----------------------------------------------------------
                      NAME OF COMPANY                                           BOARD MEMBER SINCE
------------------------------------------------------------ ----------------------------------------------------------


------------------------------------------------------------ ----------------------------------------------------------


------------------------------------------------------------ ----------------------------------------------------------


------------------------------------------------------------ ----------------------------------------------------------


------------------------------------------------------------ ----------------------------------------------------------

8. I certify that the information on this form is accurate and complete.


__________________________________
Access Person's Name



____________________________________                         ___________________
Access Person's Signature                                    Date



                                      III

                                   Appendix 3A


                   LEGG MASON FUND TRADE AUTHORIZATION REQUEST


1. Name of Access Person:        ______________________________________________


2. Account Title:                ______________________________________________


3. Account Number:               ______________________________________________


4.   Legg Mason Fund to be purchased or sold: __________________________________


5.   Maximum number of shares or $ amount to be purchased or sold: _____________


6.   Name and phone number of broker to effect transaction: ____________________


7. Check applicable boxes: Purchase __    Sale __

8. In connection with the foregoing transaction, I hereby make the following representations and warranties:

     (a) If I am requesting a sale authorization, I have not purchased shares of the same Legg Mason Fund for the same account within 60 calendar days.

     (b) By entering this order, I am not using my knowledge of the portfolio holdings of a Legg Mason Fund in an effort to profit through short-term trading of such Fund.

     (c) I believe that the proposed trade fully complies with the requirements of the Code.



_____________________________________       __________________    ______________
Access Person's Signature                   Date                  Time



                         TRADE AUTHORIZATION OR DENIAL
                   (to be completed by Pre-clearance Officer)

______________________________          _________________       ________________
Name of Pre-clearance Officer            Date                    Time

______________________________          __  Approved            __  Denied
Signature of Pre-clearance Officer

                                   Appendix 3B


                 TRADE AUTHORIZATION REQUEST FOR ACCESS PERSONS


1. Name of Access Person:        ______________________________________________


2. Account Title:                ______________________________________________


3. Account Number:               ______________________________________________


4. Name of Security:             ______________________________________________


5. Maximum number of shares or units to be purchased or
   sold or amount of bond:       ______________________________________________


6. Name and phone number of broker to
   effect transaction:           ______________________________________________


7. Check applicable boxes: Purchase __  Sale __  Market Order __ Limit Order __

8. In connection with the foregoing transaction, I hereby make the following representations and warranties:

(a) I do not possess any material nonpublic information regarding the Security or the issuer of the Security.

(b) I am not aware that any Legg Mason Fund has an open order to buy or sell the Security or an Equivalent Security.

(c) By entering this order, I am not using knowledge of any open, executed, or pending transaction by a Legg Mason Fund to profit by the market effect of such Fund transaction.

(d) (Investment Personnel Only). The Security is not being acquired in an initial public offering.

(e) (Investment Personnel Only). The Security is not being acquired in a private placement or, if it is, I have reviewed Section III.C.2. of the Code and have attached hereto a written explanation of such transaction.

(f) (Investment Personnel Only). If I am purchasing the Security, and if the same or an Equivalent Security has been held within the past 60 days by any Fund managed by my immediate employer, I have not directly or indirectly (through any member of my Immediate Family, any account in which I have a Beneficial Interest or otherwise) sold the Security or an Equivalent Security in the prior 60 days.

(g) (Investment Personnel Only) If I am selling the Security, and if the same or an Equivalent Security has been held within the past 60 days by any Fund managed by my immediate employer, I have not directly or indirectly (through any member of my Immediate Family, any account in which I have a Beneficial Interest or otherwise) purchased the Security or an Equivalent Security in the prior 60 days.

(h) I believe that the proposed trade fully complies with the requirements of the Code.


____________________________                ______________        ______________
Access Person's Signature                   Date                  Time



                         TRADE AUTHORIZATION OR DENIAL
                   (to be completed by Pre-clearance Officer)

______________________________          _________________       ________________
Name of Pre-clearance Officer            Date                    Time

______________________________          __  Approved            __  Denied
Signature of Pre-clearance Officer

                                   Appendix 4


                    CERTIFICATION OF ACCESS PERSON'S DESIGNEE

     The undersigned hereby certifies that the Access Person named on the attached Trade Authorization Request for Access Persons (a) directly instructed me to complete the attached form on his or her behalf, (b) to the best of my knowledge, was out of the office at the time of such instruction and has not returned, and (c) confirmed to me that the representations and warranties contained in the attached Form are accurate.



                                                ________________________________
                                                Access Person's Designee


                                                ________________________________
                                                Print Name


                                                ________________________________
                                                Date

                                   Appendix 5



                                   [Reserved]

                                   Appendix 6


             FORM OF LETTER TO BROKER, DEALER, BANK, OR MUTUAL FUND

                                     (Date)

(Name
and Address)

         Subject: Account #
                           ---------------------------------------

Dear:
     --------------------------------------

         My employer, ___________________________________, is an investment adviser to, or principal underwriter of, an investment company. Pursuant to my employer's Code of Ethics and Rule 17j-1 under the Investment Company Act of 1940, please send duplicate confirmations of individual transactions as well as duplicate periodic statements for the referenced account directly to:

                   (Name and Address of Individual Responsible
            for Reviewing Periodic Holdings and Transaction Reports)

     Thank you for your cooperation. If you have any questions, please contact me or (Name of Individual Responsible for Reviewing Periodic Holdings and Transaction Reports) at _______________________________.


                                   Sincerely,


                                   (Name of Access Person)

                                   Appendix 7


                     CERTIFICATION OF NO BENEFICIAL INTEREST

I have read the Code of Ethics and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by certain members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

The following accounts are maintained by one or more members of my Immediate Family who reside in my household:

                        Relationship                             Brokerage Firm
                        of Immediate                             (Include Legg
Account Name            Family Member       Account Number       Mason Accounts)
____________            ______________      ______________       _______________







I certify that with respect to each of the accounts listed above (initial appropriate boxes):




        ______ I do not own individually or jointly with others any of the securities held in the account.


        ______ I do not influence or control investment decisions for the account.


        ______ I do not act as a broker or investment adviser representative for the account.


I agree that I will notify the Legal and Compliance Department immediately if any of the information I have provided in this certification becomes inaccurate or incomplete.

                                                  ______________________________
                                                  Access Person's Signature

                                                  ______________________________
                                                  Print Name

                                                  ______________________________
                                                  Date

                                   Appendix 8


                              NEW ACCOUNT(S) REPORT

I recently opened the following account(s) in which I have a Beneficial
Interest:

----------------- ------------------------------------- -------------------------- --------------------------
  DATE OPENED       NAME OF BROKER, DEALER, BANK, OR
                              MUTUAL FUND                     ACCOUNT TITLE             ACCOUNT NUMBER
----------------- ------------------------------------- -------------------------- --------------------------


----------------- ------------------------------------- -------------------------- --------------------------


----------------- ------------------------------------- -------------------------- --------------------------


----------------- ------------------------------------- -------------------------- --------------------------


----------------- ------------------------------------- -------------------------- --------------------------


----------------- ------------------------------------- -------------------------- --------------------------


----------------- ------------------------------------- -------------------------- --------------------------


----------------- ------------------------------------- -------------------------- --------------------------





                                            ____________________________________
                                            Access Person's Name  (Please print)



                                            ____________________________________
                                            Access Person's Signature


                                            ____________________________________
                                            Date






                                       xi